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                                                                   EXHIBIT 10.26









                                     OFFICE LEASE

                                       BETWEEN

                           460 WEST 34TH STREET ASSOCIATES,
                           --------------------------------

                                            LANDLORD,

                                     AND

                               QUIETPOWER SYSTEMS, INC.
                               ------------------------

                                            TENANT.


                                     PREMISES:  PORTION 7TH FLOOR
                                     460 WEST 34TH STREET
                                     NEW YORK, NEW YORK

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                            STANDARD FORM OF OFFICE LEASE

         AGREEMENT OF LEASE, made as of this ____ day of April, 1997 between 460 WEST 34TH STREET ASSOCIATES, a New York partnership, having an office c/o Kaufman Management Company, 450 Seventh Avenue, New York, New York 10007, party of the first part, hereinafter referred to as LANDLORD, and QUIETPOWER SYSTEMS,INC., a Delaware corporation having an office at 460 West 34th Street, New York, New York, party of the second part, hereinafter referred to as TENANT.

         WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord that portion of the seventh floor, as shown on the rental plan annexed hereto and made a part hereof as Exhibit A (the "Demised Premises" or "demised premises", whether capitalized or not) in the Building known as 460 West 34th Street in the Borough of Manhattan, City of New York (the "Building" or "building", whether capitalized or not), for the term of approximately ten
(10) years or until such term shall sooner cease and expire as hereinafter provided) to commence as provided in Article 38 hereof and ending on the last day of the calendar month following the tenth (10th) anniversary of the Commencement Date (the "Expiration Date"), both dates inclusive, at annual rental rates, as provided in Article 43 (the "fixed rent" or "Fixed Rent," whether capitalized or not), which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

         1. RENT. Tenant shall pay the rent as above and as hereinafter provided.

         2. OCCUPANCY. Tenant shall use and occupy the Demised Premises as provided in Article 44 hereof and for no other purpose.

         3. ALTERATIONS: Tenant shall make no changes in or to the Demised Premises of any nature without Landlord's prior written consent provided, however, that Tenant may make purely decorative changes such as painting, mill work and installation of partitions and carpeting without Landlord's consent but upon notice to Landlord. Subject to the prior written consent of Landlord, not to be unreasonably withheld or delayed and to the provisions of this Article, Tenant at Tenant's expense, may make non-structural alterations, installations, additions or improvements which do not affect utility services or plumbing and electrical lines, in or to the interior of the Demised Premises using licensed and reputable contractors or mechanics first approved by Landlord, which approval shall not be unreasonably withheld or delayed. The foregoing notwithstanding, subject to the absolute prior written consent of Landlord in each instance, Tenant shall have the right to make structural improvements and improvements to any utility systems or services, including electrical and plumbing lines subject to all of the provisions of this Article 3. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may reasonably require. If any mechanic's lien is filed against the Demised Premises or the Building for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this Article, the same shall be discharged by Tenant within thirty (30) days after Tenant receives written notice thereof at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the Demised Premises at any time, either by Tenant or by Landlord on Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Demised Premises unless Landlord, by notice to Tenant no later than thirty (30) days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event the same shall be removed from the Demised Premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such

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furniture, fixtures and equipment from the Demised Premises or upon removal of other installations as may be permitted hereunder, Tenant shall immediately and at its expense, repair any damage occasioned by such removal. All property permitted to be removed by Tenant at the end of the term remaining in the Demised Premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or removed from the Demised Premises by Landlord, at Tenant's expense.

         4. REPAIRS: Landlord shall maintain and repair the exterior of and the public portions of the Building and all Building systems servicing the Demised Premises. Tenant shall, throughout the term of this lease, take good care of the Demised Premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the Building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees. Tenant shall also repair all damage to the Building and the Demised Premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after thirty (30) days written notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant, and the expenses thereof incurred by Landlord shall be collectible, as additional rent, within thirty (30) days after rendition of a bill or statement therefor. If the Demised Premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the Demised Premises and following such notice, Landlord shall promptly remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as hereinafter provided, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the Building or the Demised Premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which
Article 9 shall apply.

         5. WINDOW CLEANING: Tenant will not clean nor require, permit, suffer or allow any window in the Demised Premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction. Landlord shall clean the exterior windows periodically

         6. REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS: Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Demised Premises or Building solely arising out of Tenant's manner of use thereof. Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the Demised Premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do not permit any act or thing to be done in or to the Demised Premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord. Tenant shall not keep anything in the Demised Premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the Building, nor use the Demised Premises in a manner which will increase the insurance rate for the Building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord within thirty (30) days after notice and opportunity to cure, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by

                                         -3-
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Landlord which shall have been charged because of such failure by Tenant.  In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" or rate for the Building or Demised Premises issued by a body making fire insurance rates applicable to said Demised Premises, shall be conclusive evidence of the facts therein stated and of the items and changes in the fire insurance rates applicable to the Demised Premises. Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in the reasonable judgment of Landlord's structural engineer, to absorb and prevent vibration, noise and annoyance. Landlord represents that the Demised Premises has an existing floor load of 250 pounds per square foot live load. Landlord represents and warrants to Tenant that Tenant may at Tenant's sole cost and expense, increase the floor load to approximately 500 pounds per square foot, live load. In furtherance thereof, Landlord agrees to utilize its best efforts (at no cost or expense to Landlord) in promptly cooperating with Tenant's effectuating such increased floor load, including, without limitation, executing any required permits, reviewing plans, etc. Any such floor load reinforcement work shall be effectuated by bolting supports on or to the slab only.

         7. SUBORDINATION: This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which Demised Premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the Demised Premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

         Landlord agrees that it shall use reasonable efforts (at no cost or expense to Landlord) to obtain and deliver to Tenant, as to the existing mortgage and mortgages hereafter made covering the real property of which the Demised Premises form a part, and/or any renewal, modification, consolidation, replacement and extension of the existing mortgage, or future mortgages, non-disturbance agreements in recordable form (or such agreement shall be contained in such mortgage or any renewal, modification, consolidation, extension or replacement thereof) from the holder of any such mortgage, providing in substance that provided Tenant shall have entered into possession and occupancy of the Demised Premises and commenced payment of fixed rent and additional rent hereunder, and so long as Tenant is not in default in its obligations for the payment of fixed rent and additional rent and in the performance of the other terms, covenants and conditions to be performed on its part under this Lease, its possession of the Demised Premises will not be disturbed during the term hereof, notwithstanding the foreclosure of any such mortgage, and Tenant will not be named as a party defendant in any foreclosure proceedings brought for the recovery of possession, it being hereby covenanted and agreed to by Tenant that the holder of any such mortgage, or anyone claiming by, through or under said holder shall not be:

    (a) liable for any act or omission for any prior landlord (including Landlord), or

    (b) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord), or

    (c) bound by any fixed rent or additional rent or other charges which Tenant might have paid for more than the current month to a prior landlord (including Landlord), or

    (d) bound by any modification of this Lease made without the consent of such mortgagee. The inability of Landlord to obtain such agreement shall not be deemed a default on Landlord's part of its obligations hereunder, or impose any claim in favor of Tenant against Landlord by reason thereof, or affect the validity of this Lease.

         Tenant agrees to (i) execute and deliver to such mortgagee a nondisturbance and attornment agreement in form and substance customarily adopted by such mortgagee and (ii) reimburse Landlord for all reasonable expenses incurred by Landlord in connection therewith, including legal expenses.

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         8.   PROPERTY - LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:  Subject to
the provisions of Article 46 hereof, Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence or wilful acts of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said Building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the Demised Premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, solely if required by law), Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an actual or constructive eviction. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant and any sub-tenant, agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's or Tenant's insurance carriers' expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld. With respect to Tenant's insurance carrier's counsel, Landlord's consent shall not be required.

         9.   DESTRUCTION, FIRE AND OTHER CASUALTY: (a)  If the Demised
Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the Demised Premises are partially damaged or rendered partially unusable or inaccessible by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the Demised Premises which is usable. (c) If the Demised Premises are totally damaged or rendered wholly unusable or inaccessible by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the Demised Premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. (d) If the Demised Premises are rendered wholly inaccessible or unusable or (whether or not the Demised Premises are damaged in whole or in part) if the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any such events, Landlord may elect to terminate this lease by written notice to Tenant, given within 60 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 30 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the Demised Premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid to the date of such casualty date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and
(c) hereof, within 180 days. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the Demised Premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the Demised Premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty caused by Tenant or any party lawfully claiming through or under Tenant. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of

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recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten (10) days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and or furnishing or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this Article shall govern and control in lieu thereof.

         10. EMINENT DOMAIN: If the whole or any part of the Demised Premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

    Nothing contained in Article 10 hereof shall prohibit Tenant from making a separate claim with the condemning authority for (a) the value of property owned by Tenant, (b) any moving expenses incurred by Tenant as a result of such condemnation and (c) any other separate claim which Tenant may hereafter be permitted to make provided, however, that such separate claim shall not reduce or adversely affect the amount of Landlord's award.

         11. ASSIGNMENT, MORTGAGE, ETC.: Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the Demised Premises or any part thereof to be used by others without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed subject to the provisions of Article 42 hereof. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be constructed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

         12. ELECTRIC CURRENT: Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the Building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the Building. The change at any time of the character of electric service shall in no manner make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

         13. ACCESS TO PREMISES: Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the Demised Premises in any emergency at any time, and, at other reasonable times, upon reasonable prior notice, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to any portion of the Building or which Landlord may elect to perform in the Demised Premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease after 30 days prior written notice and Tenant's failure to cure same, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Landlord shall perform any work using all reasonable efforts to minimize interference and interruption with Tenant's occupancy and the conduct of its business in the Demised Premises. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the Demised Premises and to erect new pipes and conduits

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therein provided same are concealed.  Furthermore, any such work performed by
Landlord shall not reduce the usable area of the Demised Premises. Landlord may, during the progress of any work in the Demised Premises, take all necessary materials and equipment into said Demised Premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the Demised Premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the Building, and during the last three (3) months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the Demised Premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. Additionally, except in the case of an emergency, neither Landlord nor its representatives shall be entitled to access the areas in the Demised Premises where Tenant has notified Landlord that cash, securities or confidential information is stored, except if Landlord or its representatives are accompanied by or have permission from Tenant to enter such areas. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the Demised Premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

    Whenever Landlord is permitted access to the Demised Premises pursuant to the provisions of this Lease, Landlord agrees that it will not unreasonably interfere with the operation of Tenant's business. Damage, if any, to the Demised Premises resulting from Landlord's access thereto shall be repaired by Landlord with reasonable diligence.

         14. VAULT, VAULT SPACE, AREA: No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the Building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the Building. All vaults and vault space and all such areas not within the property line of the Building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid Tenant, if used by Tenant, whether or not specifically leased hereunder.

         15. OCCUPANCY: Tenant will not at any time use or occupy the Demised Premises in violation of the Certificate of Occupancy issued for the Building (a copy of which is annexed hereto and made a part hereof as Exhibit B) of which the Demised Premises are a part. Tenant has inspected the Demised Premises and accepts them as is, subject to Article 38 hereof. If any event, Landlord makes no representation as to the condition of the Demised Premises and Tenant agrees to accept the same subject to violations, whether or not of record. Notwithstanding the foregoing provisions of this Article 15, Tenant shall not be responsible for the curing of any violations that are not caused by Tenant or any party lawfully claiming through or under Tenant, and in no event will any such violations affect Tenant's ability to conduct its business for the permitted use pursuant to Article 44.

         16. BANKRUPTCY: (a) Except as otherwise provided by law, anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events:
(1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; which, in the case of an involuntary bankruptcy, is not dismissed within sixty (60) days after the commencement thereof or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute not dismissed within sixty (60) days. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the Demised Premises demised but shall forthwith quit and surrender the Demised Premises. If this lease shall be assigned in accordance with its terms, the

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provisions of this Article 16 shall be applicable only to the party then owning
Tenant's interest in this lease.

              (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder (net of any electric inclusion) for the unexpired portion of the term demised and the fair and reasonable rental value of the Demised Premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the Demised Premises or any part thereof be relet by the Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the Demised Premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

         17.  DEFAULT:  A.   If Tenant defaults in fulfilling any of the
covenants of this lease other than the covenants for the payment of rent or additional rent; or if the Demised Premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Demised Premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the Demised Premises within thirty (30) days after the commencement of the terms of this lease, then, in any one or more of such events, upon Landlord serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said thirty (30) day period, and if Tenant shall not have diligently commenced curing such default within such thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Landlord may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five
(5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the Demised Premises to Landlord but Tenant shall remain liable as hereinafter provided.

    B. If the notice provided for in (A) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required after five (5) business days prior written notice, then and in any of such events, Landlord may dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of Demised Premises and remove their effects and hold the Demised Premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice and opportunity to cure.

         18. REMEDIES OF LANDLORD AND WAIVER OF REDEMPTION: In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Landlord may re-let the Demised Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant such reasonable concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the Demised Premises or any part or parts thereof shall not release or affect Tenant's liability for damages hereunder.
In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Landlord may incur in connection with re-letting, such as reasonable legal expenses, reasonable attorneys' fees, reasonable brokerage fees, advertising and reasonable costs for keeping the Demised Premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the Demised Premises in good order or preparing the same for re-rental may, at Landlord's option, make such reasonable alterations, repairs, replacements, and/or decorations in the Demised Premises as Landlord, in Landlord's reasonable judgment, considers advisable and necessary for the purpose of re-letting the Demised Premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Demised Premises, or in the event that the Demised Premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

         19. FEES AND EXPENSES: If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this lease after the expiration of any applicable grace, notice and cure periods, then, unless otherwise provided elsewhere in this lease, Landlord may immediately or at any time thereafter and without notice perform the obligation of Tenant hereunder. If Landlord, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Landlord for such sums so paid or obligations incurred with interest and costs. Interest shall be computed at the rate of two (2) percentage points above the prime lending rate established by Citibank, N.A. from time to time. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within thirty (30) days after rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Landlord as damages.

         20. BUILDING ALTERATIONS AND MANAGEMENT: Landlord shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building may be known, provided that Landlord's rights hereunder shall not reduce the usable area of the Demised Premises. Except as hereinafter expressly provided, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord or other Tenant making any repairs in the Building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Landlord by reason of Landlord's imposition of any controls of the manner of access to the Building by Tenant's invitees as the Landlord may deem reasonably necessary for the security of the Building and its occupants.

         21. NO REPRESENTATIONS BY LANDLORD: Except as hereinafter provided, neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the Building, the land upon which it is erected or the Demised Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the Demised Premises or the Building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the Building and the Demised Premises and is thoroughly acquainted with their condition and, subject to Article 38 hereof, agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the Demised Premises by Tenant shall be conclusive evidence that the said Demised Premises and the Building of which the same form a part were in good and satisfactory condition at the time such possession was so taken except for latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought, provided, however, that Landlord shall exercise all reasonable diligence to minimize interference with Tenant's business and shall not, in any event, reduce the usable area of the Demised Premises. Landlord hereby represents and warrants to Tenant that the existing floor load is 250 pounds per square foot (live load) and that 400 amps of electrical service is available to the Demised Premises, exclusive of the additional 100 amps to be provided by Landlord pursuant to Article 38. Landlord represents and warrants that all Building systems servicing the Demised Premises (including the existing 30-ton A/C unit) will be delivered in good working order on the Commencement Date.

         22. END OF TERM: Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the Demised Premises. Tenant's obligation to observe or perform its covenant shall survive the expiration or other termination of its lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

         23. QUIET ENJOYMENT: Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

         24.  INTENTIONALLY OMITTED.

         25. NO WAIVER: The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check, any letter accompanying any check or payment of rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Landlord as and for the rent of the Demised Premises shall be deemed payments for the account of Tenant. Acceptance by Landlord of rent from anyone other that Tenant shall not be deemed to operate as an attornment to Landlord by the payor of such rent or as a consent by Landlord to an assignment or subletting by Tenant of the Demised Premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said Demised Premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said Demised Premises prior to termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the Demised Premises.

         26. WAIVER OF TRIAL BY JURY: It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Demised Premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the Demised Premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, other than mandatory counterclaims which would otherwise be waived.

         27. INABILITY TO PERFORM: This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Landlord's reasonable control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

    Notwithstanding anything contained in this Lease to the contrary, if due to any work or installation performed by Landlord under the Lease or otherwise or failure by Landlord to perform its obligations under the Lease, (i) Tenant shall be unable for at least ten (10) consecutive days to operate its business in the Demised Premises in substantially the same manner as such business was operated prior to the performance of such work or installation or such failure, and (ii) such interruption shall occur during business hours, then, the Fixed Rent and the Additional Rent shall be reduced on a per diem basis in the proportion in which the area of the part of the Demised Premises which is unusable bears to the total area of the Demised Premises for each day subsequent to the aforesaid ten (10) consecutive day period that such portion of the Demised Premises remains untenantable or inaccessible.

         28. BILLS AND NOTICES: Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by overnight courier or registered or certified mail addressed to Tenant at the Building of which the Demised Premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid Demised Premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the Demised Premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice. Copies of notices of default to Tenant shall also go to Brad Steinberg, Esq., Dahan & Nowick, 689 Fifth Avenue, New York, New York.

         29. SERVICES PROVIDED BY LANDLORD: As long as this lease is in full force and effect, Landlord shall provide the following services:

    A.   ELEVATOR SERVICE.

         (i) PASSENGER ELEVATOR SERVICE. Landlord shall provide necessary passenger elevator facilities twenty-four (24) hours a day, three hundred, sixty five (365) days a year to the Demised Premises.

         (ii) FREIGHT ELEVATOR SERVICE. Landlord shall provide freight elevator service to the Demised Premises on a first-come, first-served basis (i.e., no advance scheduling) on business days from 8:00 a.m. to 4:30 p.m. Freight elevator service shall, provided same is available also be provided to the Demised Premises on a reserved basis at all other times, upon the payment of Landlord's then established charges therefor which shall constitute additional rent hereunder.

    B.   NO CLEANING SERVICES.

         (i) Tenant shall clean the Demised Premises at Tenant's sole cost and expense, using a cleaning contractor reasonably approved by Landlord.

         (ii) Only Landlord or any one or more persons, firms or corporations authorized in writing by Landlord shall be permitted to act as maintenance contractor for any waxing, polishing, cleaning and maintenance work in the Demised Premises. Nothing herein contained shall prohibit Tenant from performing such work for itself by use of its regular employees. Landlord may fix, in its absolute discretion, at any time and from time to time, the hours during which and regulations under which such services are to be furnished. Landlord expressly reserves the right to act as or to designate, at any time and from time to time, an exclusive contractor for all or any one or more of such services, provided that the quality thereof and the charges therefor are reasonably comparable to that of other contractors, and Landlord expressly reserves the right to exclude from the Building any person, firm or corporation attempting to furnish any of such services.

    C. WATER. Landlord shall provide water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered.

    D. HVAC. Landlord shall provide heat to the Demised Premises when and as required by law, on business days from 8 a.m. to 6 p.m. (holidays excepted), and if the Demised Premises is serviced by Landlord's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant shall request heating, ventilating or air-conditioning services for extended hours or at any time other than as set forth above, Landlord may, provided same is available, furnish such service for such times upon no less than forty-eight (48) hours' advance notice, and Tenant shall pay to Landlord upon demand as additional rent Landlord's then established charges therefor.

    E. DIRECTORY. Landlord shall at Landlord's expense, maintain a directory board in the lobby of the Building and shall, list thereon the names that Tenant may request in writing from time to time, during the term hereof, provided that Tenants listings do not exceed Tenant's Proportionate Share of the total listings. Any changes to or additional listings shall be at Tenant's sole cost and expense.

    F. Landlord reserves the right, without same constituting an actual or constructive eviction or entitling Tenant to any abatement and/or diminution of fixed rent and/or additional rent, to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as may be reasonably required by reason thereof. If the Building of which the Demised Premises are a part supplies manually-operated elevator service, Landlord at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any manner affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Landlord shall pursue the alteration with due diligence.

         30. CAPTIONS: The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

         31. DEFINITIONS: The term "Landlord" as used in this lease means only the Landlord of the fee or of the leasehold of the Building, or the mortgagee in possession, for the time being of the land and Building (or the Landlord of a lease of the Building or of the land and Building) of which the Demised Premises form a part, so that in the event of any sale or sales of said land and Building or of said lease, or in the event of a lease of said Building, or of the land and Building, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord accruing from and after the effective date of such sale or lease hereunder and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the Building, or of the land and Building, that the purchaser or the lessee of the Building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. Notwithstanding the provisions of this Article 31 or of Article 34, no sale, assignment or transfer by Landlord of Tenant's security deposit (in connection with the sale, transfer or assignment by Landlord of its rights and obligations under this Lease and/or in the Building) shall operate to release Landlord from its responsibility and liability to Tenant for said security deposit, unless and until the party to whom such security deposit has been assigned or transferred has acknowledged to Tenant its receipt of such security deposit, and has assumed all of the obligations of Landlord with respect thereto. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable Building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

         32.  INTENTIONALLY OMITTED.

         33. RULES AND REGULATIONS: Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and made a part hereof as Exhibit D and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of additional rules or regulations shall be given in writing to Tenant in accordance with the provisions of Article 28 of this Lease. All rules and regulations shall be promulgated and enforced in a non-discriminatory manner. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within thirty (30) days after the giving of notice thereof.

         34. SECURITY. Tenant shall, upon execution of this lease, deposit with Landlord the sum of FORTY-ONE THOUSAND TWO HUNDRED FIFTY ($41,250.00) DOLLARS security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, and fails to cure the same within any applicable grace and/or notice periods, then, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. Landlord shall hold the security deposit hereunder in trust in an interest-bearing escrow account and said security deposit shall not be commingled with other funds of Landlord. Any interest which accrues on the security deposit shall be deemed to be a part of the security deposit for all purposes under this Lease. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security together with accrued interest thereon, if any, shall be returned to Tenant within ten (10) days after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Landlord. In the event of a sale of the land and Building or leasing of the Building, of which the Demised

Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         35. ADJACENT EXCAVATION - SHORING: If an excavation shall be made upon land adjacent to the Demised Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demises Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the Building of which Demised Premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

         36. SUCCESSORS AND ASSIGNS: The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

         SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.


                             LANDLORD:
                             460 WEST 34TH STREET ASSOCIATES
                             -------------------------------

                             BY: ___________________________________
                                   NAME:
                                   TITLE:


                             TENANT:
                             QUIETPOWER SYSTEMS, INC.
                             ------------------------

                             BY: ____________________________________
                                   NAME:
                                   TITLE:

                                    RIDER TO LEASE
                                       BETWEEN
                           460 WEST 34TH STREET ASSOCIATES
                               ("Owner" or "Landlord")
                                         AND
                               QUIETPOWER SYSTEMS, INC.
                                      ("Tenant")

37. ESCALATIONS. In order to reflect presently unascertainable increases in expenses of Landlord in connection with the ownership, operation and/or maintenance of the land or building of which the demised premises forms a part, Tenant agrees that the basic rent shall be increased annually in accordance with the following escalations:

    A. If the "Real Estate Taxes" (hereinafter defined) levied on the land and the improvements thereon of which the demised premises are a part shall, for any year after fiscal tax year 1997/1998 be in excess of the Real Estate Taxes levied against the said property for the fiscal year 1997/1998 (the "base tax year") the Tenant shall pay to Landlord as additional rent an amount equal to 3.33% (the "Tenant's Share") of such excess, if any. The submission of a photocopy of the original tax bill of the Landlord shall be deemed conclusive evidence of the amount of the taxes payable by Landlord for each year and shall be the basis for the computation of Tenant's Share. Tenant's Share shall be payable by Tenant within ten (10) days after rendition of a bill for same but not earlier than thirty (30) days prior to the date such taxes are payable to the tax authority.

         The term Real Estate Taxes shall mean all the taxes and assessments, special or otherwise, levied, assessed or imposed by the federal, state or local governments or district management associations (pursuant to Article 19A of the General Municipal Law or any successor statute) against or upon the building and improvements of which the demised premises form a part or the land upon which it is erected. If due to a future change in the method of taxation, any franchise, income, profit or other tax, or other payment, shall be levied in whole or in part in substitution for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit, or other tax or payment, shall be deemed to be a Real Estate Tax for purposes hereof. All assessments and charges levied under Article 19-A of the General Municipal Law shall be deemed to be Real Estate Taxes for the purposes of this Lease.

         If Landlord receives any refund of Real Estate Taxes for any fiscal year in which Tenant has made a payment pursuant to this Article 37, Landlord shall pay Tenant, Tenant's Share less Tenant's Share of the expenses incurred in connection therewith.

    B. If subsequent to December 31, 1997, the Wage Rate (as hereinafter defined) shall exceed the Basic Wage Rate (as hereinafter defined) Tenant shall pay Landlord, as additional rent an amount (the "Expense Escalation") equal to the product obtained by multiplying the Multiplication Factor (as hereinafter defined) by one cent (i.e., "penny for pay") for each one (1CENTS) cent that such Wage Rate is over the Basic Wage Rate. Landlord shall notify Tenant whether or not any Expense Escalation is due, and if so, the amount thereof and furnish Tenant with reasonable documentation showing how such Expense Escalation was calculated. Failure by Landlord to notify Tenant of any Expense Escalation) shall not be deemed a waiver thereof. Tenant agrees to pay such Expense Escalation within thirty (30) days after rendition of a statement therefor.
Such Expense Escalation shall commence as of the effective date of such increase in Wage Rate and shall be paid monthly by Tenant to Landlord reflecting one-twelfth (1/12) of the annual amount of such adjustment, and such escalation shall be effective until a new escalation becomes effective pursuant to the terms of this paragraph. Any such escalation for less than a year or for less than a month shall be prorated.

         "Wage Rate" shall mean the minimum regular hourly wage rate (exclusive of all "fringe benefits") of porters engaged in the general maintenance and operation of Class A office buildings (Landlord represents that the Building is presently designated as a Class A office building) pursuant to collective bargaining agreement between the Realty Advisory Board on Labor Relations, Inc., (or any successor thereto) and Local 32B of the Building Employees International Union AFL-CIO (or any successor thereto). If any such agreement is not entered into then the Wage Rate shall mean the rate of wages paid to such employees

(either by Landlord or by the contractor furnishing such services) in said building.

         "Basic Wage Rate" shall mean the Wage Rate (exclusive of fringe benefits) in effect on December 31, 1997.

         "Multiplication Factor" shall mean 15,000.

    C. Amounts payable under this Paragraph 37 shall be deemed additional rent and shall be due and payable, without any set-off deduction. The obligation of Tenant with respect to such additional rent is applicable throughout the term of this Lease and any accrued amount on expiration of the term shall survive such expiration.

    D. Tenant shall have a period of 90 days after the receipt of any Expense Escalation or Real Estate Tax statement to contest the validity or accuracy thereof, provided, however, that Tenant shall pay the amount shown on such statement pending such challenge. In the event of any overpayment by Tenant, such overpayment shall be credited to Tenant against the next accruing installment of additional rent payable pursuant to this Article 37. In the event Landlord and Tenant cannot settle such dispute within 30 days, the parties shall submit the dispute to arbitration in accordance with the rules of the American Arbitration Association (or any legal successor thereto) then in effect, and the arbitration determination shall be conclusive and binding on Landlord and Tenant.

38. LANDLORD'S WORK.

    A. Landlord, at Landlord's sole cost and expense, shall perform all of the work shown on the Preliminary Scope of Work Plan dated April 23, 1997, a copy of which is annexed hereto and made a part hereof as Exhibit C (collectively, "Landlord's Work"), including, without limitation, the following items:

    (1) Bring additional 100 amps to the Demised Premises and distribute where indicated on attached drawing;

    (2) Re-install York 5-ton A/C unit in designated window and construct a room around the A/C unit as indicated on attached drawing and deliver the 30-ton existing A/C unit in good working order on the Commencement Date;

    (3) Paint the entire Demised Premises in color and quality of paint agreed upon between Landlord and Tenant;

    (4) Install new Building standard carpet where indicated on attached drawing;

    (5) HVAC units to be delivered in good working order. Light fixtures and electrical switches and receptacles to be delivered in good working order. Tenant will maintain the HVAC systems during the term of the lease. If, however, the HVAC malfunctions and cannot be repaired for any reason other than attributable to the negligent acts or omissions of Tenant or any party lawfully claiming through or under Tenant, Landlord will replace same with a new unit;

    (6) Clean all bathrooms. Repair or replace, where necessary, all damaged tiles, formica, light fixtures and toilet seats;

    (7) Chip down concrete; file the area smooth and finish with epoxy in area where floor pipe has been capped; and

    (8)  Provide an ACP-5 certificate to Tenant.

    B. Except as provided in this Article, Landlord shall not be required to spend any money or to do any work to prepare the Demised Premises for Tenant's occupancy. The specification of Landlord's Work represents the limit of Landlord's responsibilities in connection with the preparation of the Demised Premises and except as so provided, and as otherwise provided for in this Lease. Tenant shall take the Demised Premises "as-is". Any other improvements, alterations or additions shall be performed by Tenant, but subject to all of the terms, conditions and covenants of this Lease.

         For the purposes of this Article, Landlord's Work shall be deemed to be substantially completed when all major construction is completed although minor items are not completed, including, but not limited to touch-up painting or any other uncompleted construction or improvement which does not unreasonably interfere with Tenant's ability to carry on its business in the Demised Premises. Tenant shall periodically inspect Landlord's Work and make any objections thereto, if called for, without delay, so as to mitigate changes, delays and costs.

    C. The term of this lease shall commence on a date fixed by Landlord in a written notice to Tenant, which notice shall (a) state that on or prior to the date set forth in said notice, Landlord's Work shall be deemed substantially completed and (b) notice which shall not be given earlier than 5 days prior to the substantial completion date.

    Subject to there being no Tenant Delay (hereinafter defined), Landlord shall substantially complete Landlord's Work by no later than May 15, 1997. In the event that Landlord does not substantially complete Landlord's Work by May 15, 1997, then, for each day thereafter that Landlord's Work is not substantially completed, the Free Rent Period (hereinafter defined) shall be extended on a per diem basis.

    The term "Tenant Delay" shall mean: (i) Tenant's failure or unreasonable delay to consult with Landlord to enable Landlord to prepare plans or specifications; (ii) unreasonable delay or failure by Tenant in supplying information, approving estimates or giving authorizations; (iii) Tenant's making changes or additions in the plans or specifications or materials originally approved; (iv) interference by Tenant or Tenant's contractors with the performance of Landlord's Work; (v) delay or failure in the purchase or fabrication of any special or "long lead" materials selected by Tenant, provided, however, that Tenant shall have 2 days to withdraw any long lead items.

39. LAWS AND ORDINANCES.

    A. Tenant shall not do, and shall not permit persons under Tenant's control to do any act or thing in or upon the Demised Premises or the building which will violate any laws and ordinances Tenant shall comply with all laws and ordinances which impose any violation, order or duty upon Landlord or Tenant arising from, in, or in connection with, the Tenant's occupancy, use or manner of use thereof or any alterations made by or at the request of tenant therein, or required by reason of a breach of any such Tenant's covenants or agreement hereunder, whether or not such laws and ordinances shall be presently in effect or hereafter enacted or issued, and whether or not any work required shall be ordinary or extraordinary or foreseen or unforeseen at this time.

    B. If Tenant receives written notice of any violation of any laws or ordinances applicable to the Demised Premises, Tenant shall give prompt notice thereof to Landlord.

    C. Tenant shall not be obligated to comply with any laws or ordinances requiring any structural alteration of the Demised Premises, unless such alteration is required by reason of the Tenant's manner of use of the Demised Premises.

    D. Tenant shall not violate any federal, state or local law, ordinance or regulation relating to any "hazardous substance" or "toxic substance" (as hereinafter defined), brought or used by Tenant, Tenant's employees, invitees or agents within the Building or the Demised Premises. Tenant agrees to indemnify, defend and hold Landlord and its employees and agents harmless from any claims, judgments, damages, penalties, fines, costs, liabilities and losses, including attorney fees, which arise as result of any such violation during or after the term of this Lease. The term "hazardous substances" or "toxic substances", shall include those covered by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and those substances defined as "hazardous wastes" or "hazardous materials" in the laws of the State of New York.

40. BROKER. Each party represents and warrants to the other that it has dealt with no broker in connection with the negotiation of this Lease other than The Oxford Realty Group, Inc. and Landlord's agent, Kaufman Realty Corporation. Each party agrees to indemnify and hold the other harmless from any and all claims of brokers (other than the aforesaid Brokers) and expenses in connection therewith arising out of or in connection with the entering into of this lease by Landlord and Tenant. Landlord shall pay each broker its commission due in accordance with Landlord's separate agreement with each broker.

41. ELECTRICITY.   The rate specified by Landlord as the base rate for the
attached electric rider is building service classification no. 4 ("SC No. 4"), together with an overhead/administrative charge of 5%.

         The submetering company referred to in the electricity rider to this Lease shall be deemed an agent of Landlord for the purposes of submetering the electric service to the Demised Premises and Landlord guarantees the submetering Company's performance under the electricity rider for so long as the building operates on a submetered basis.

42. ADDENDUM TO ARTICLE 11. Notwithstanding the provisions of Article 11, and in modification and amplification thereof:

    A. If Tenant shall desire to assign this Lease or to sublet all or a portion of the Demised Premises, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain or be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) a duplicate original or photocopy of the executed assignment agreement or sublease (the "executed agreement") or a true and correct photocopy of the offer from the proposed assignee or subtenant signed by such proposed assignee or subtenant; (iii) the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Demised Premises; and (iv) banking, financial and other credit information with respect to the proposed assignee or subtenant reasonably sufficient to enable Landlord to determine the financial responsibility of the proposed assignee or subtenant. Landlord shall then not unreasonably withhold or delay consent to the proposed assignment or subletting of all or a portion of the Demised Premises, provided that Tenant is not then in default under this Lease beyond the expiration of any applicable grace period and further provided that the following further conditions shall be fulfilled:

    (i) The proposed subtenant or assignee shall not be a school of any kind, or an employment or placement agency or governmental or quasi-governmental agency, medical office or executive recruitment office;

    (ii) The subletting or assignment shall be to a tenant whose occupancy will be in keeping with the dignity and character of the then use and occupancy of the building and whose occupancy will not be more objectionable or more hazardous than that of Tenant herein or impose any additional burden upon Landlord in the operation of the building;

    (iii) No space shall be advertised or openly promoted to the general public utilizing the name of the Landlord or any principal or partner thereof, or stating or otherwise characterizing a rental rate lower than the prevailing rental rate then charged by Landlord in the Building.

    (iv) The proposed sublessee or assignee shall not be an occupant of any premises in the building or a party who dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the building during the three (3) months immediately preceding Tenant's request for Landlord's consent;

    (v) Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred in connection with any assignment or sublease, including, without limitation, the reasonable costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent; and

    (vi) In case of a subletting, it shall be expressly subject to all of the obligations of Tenant under this Lease and the further condition and restriction that the sublease shall not be premises further sublet by the sublessee in whole or in part, or any part thereof suffered or permitted by the sublessee to be used or occupied by others, without the prior written consent of Landlord in each instance.

    B. No permitted or consented to assignment or subletting shall be effective or valid for any purpose whatsoever unless and until a counterpart of the assignment or a counterpart or reproduced copy of the sublease shall have been first delivered to the Landlord, and, in the event of an assignment, the Tenant shall deliver to Landlord a written agreement executed and acknowledged by the Tenant and such assignee in recordable form wherein such assignee shall assume jointly and severally with Tenant the due performance of this Lease on Tenant's part to be performed to the full end of the term of this Lease notwithstanding any other or further assignment.

    C. Any transfer by operation of law or otherwise, of Tenant's interest in this Lease or of a fifty (50%) percent or greater interest in Tenant (whether stock, partnership interest or otherwise) shall be deemed an assignment of this Lease for purposes of this Article except that the transfer of the outstanding capital stock of any corporate tenant shall be deemed not to include the sale of such stock by persons or parties through the "over-the-counter-market" or through any recognized stock exchange, other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended.

    D. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant as provided in Article 11 hereof, nor any application of any such rent as provided in said Article 11 shall, in any circumstances, relieve Tenant of its obligations fully to observe and perform the terms, covenants and conditions of this Lease on Tenant's art to be observed and performed.

    E. Notwithstanding anything to the contrary contained herein, if Landlord shall consent to any assignment or subletting and Tenant shall either (i) receive any consideration from its assignee (other than a successor corporation as hereinafter defined) in connection with the assignment of this Lease, Tenant shall pay over to Landlord, as additional rent, a sum equal to fifty (50%) percent of any such consideration (including, without limitation, sums designated by the assignee as paid for the purpose of Tenant's property in the Demised Premises, less the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns, or if Tenant does not file such returns, on the same basis as carried on Tenant's books) as shall exceed the brokerage commissions, leasehold improvement costs and attorneys' fees and disbursements reasonably incurred by Tenant for such assignment or (ii) sublet the Demised Premises or any portion thereof to anyone for rents, additional charges or other consideration (including, without limitation, sums designated by the subtenant as paid for the purchase of Tenant's federal income tax returns or, if Tenant does not file such returns, on the same basis as carried on Tenant's books) which for any period shall exceed the rents payable for the subleased space under this Lease for the same period, Tenant shall pay Landlord, as additional rent, a sum equal to fifty (50%) percent of any such excess less all leasehold improvements costs, brokerage commissions and attorneys' fees and disbursements reasonably incurred by Tenant for such subletting. All sums payable to Landlord pursuant to subdivision (i) of this Paragraph E shall be paid on the effective date of such assignment and all sums payable to Landlord pursuant to subdivision (ii) of this Paragraph E shall be paid on the date or dates such sums are paid to Tenant by the subtenant.

    F. Tenant may, without Landlord's prior written consent, but upon prior written notice to Landlord, permit any corporations or other business entities which control, are controlled by, or are under common control with Tenant (herein referred to as "related corporation") to sublet all or part of the Demised Premises for any of the purposes permitted to Tenant, subject however to compliance with Tenant's obligations under this Lease. Such subletting shall not be deemed to vest in any such related corporation any right or interest in this Lease or the Demised Premises nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than fifty (50%) percent of all of the voting stock of such corporation or not less than fifty (50%) percent of all of the legal and equitable interest in any other business entities.

    G. Tenant may, without Landlord's consent, but upon prior written notice to Landlord, assign or transfer its entire interest in this Lease and the leasehold estate hereby created or sublet all or a portion of the Demised Premises to a successor corporation of Tenant (as hereinafter defined); provided, however, that (i) Tenant shall not be in default in any of the terms of this Lease, (ii) proposed occupancy shall not increase the office cleaning requirements (if any) or impose an extra burden upon the building equipment or building services and (iii) the proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the
jurisdiction of the courts of, New York State.   A "successor corporation", as
used in this Section shall mean (a) a corporation into which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or consolidation, or (b) a corporation acquiring this lease and the term hereof and the estate hereby granted, the goodwill and all or substantially all of the other property and assets (other than capital stock of such acquiring corporation) of Tenant, its corporate successors or assigns, and assuming all or substantially all of the liabilities of Tenant, its corporate successors and assigns, or (c) any corporate successor to a successor corporation becoming such by either of the methods described in subdivisions (a) and (b) above; provided that, immediately after giving effect to any such merger or consolidation, or such acquisition and assumption, as the case may be, the corporation surviving such merger or created by such consolidation or acquiring such assets and assuming such liabilities, as the case may be, shall have assets, capitalization and a net worth, as determined in accordance with generally accepted accounting principles, at least equal to the assets, capitalization and net worth, similarly determined, of Tenant, its corporate successors or assigns, immediately prior to such merger or consolidation or such acquisition and assumption, as the case may be. The acquisition by Tenant, its corporate successors or assigns, of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation, shall be deemed to be a merger for the purposes of this Article.

43. ANNUAL RENT. Tenant shall pay Annual Rent pursuant to the following schedule:

    For the first two (2) Lease Years, ONE HUNDRED FIFTY-SEVEN THOUSAND ($157,000.00) DOLLARS per annum ($13,125.00 per month); and

    For Lease Years 3-10, ONE HUNDRED SIXTY-FIVE THOUSAND ($165,000.00) DOLLARS per annum ($13,750.00 per month).

    For purposes hereof, the term "Lease Year" shall mean the twelve (12) month period commencing on the Commencement Date and each successive twelve (12) month period thereafter.

    All annual rent shall be payable in equal monthly installments as stated above on the first day of each calendar month, without offset, deduction or counterclaim whatsoever.

    Provided Tenant is not in default under the terms, covenants and conditions of the within lease, Tenant shall have the right to use and occupy the Demised Premises free of Annual Rent for the first three (3) months following the Commencement Date (the Free Rent Period), provided, however, Tenant shall pay to Landlord all sums due under Article 41 and the annexed Electrical Rider hereof representing reimbursement to Landlord for the furnishing to Tenant of electric current during said period. Except for the free fixed rent allowance as herein provided, Tenant shall use and occupy the Demised Premises pursuant to all of the other terms, covenants and conditions of the within lease.

44. USE.   Tenant shall use and occupy the Demised Premises for executive, administrative, marketing, sales, and shipping purposes in connection with Tenant's engineering services (including, without limitation, acoustics, digital signal processing, mechanical design and software engineering) and active electronic noise and vibration control/reduction and related electronic businesses and technologies (including, without limitation, research, development, marketing and sales of products and technologies related to electronic active noise cancellation systems, magnetic field cancellation systems, quieting reactors and other substation equipment, active noise control silencers for power generation, active industrial fan quieting systems, active diesel industrial safety communications, failure diagnostics systems for power equipment) and for no other purposes. Under no circumstances shall manufacturing be conducted or permitted in any portion of the Demised Premises. In connection with Tenant's use as aforesaid, all manufacturing shall be outsourced, although finished components may be warehoused in the Demised Premises and in addition, Tenant may utilize no more than 1,000 usable square feet within the Demised Premises for purposes of integrating circuitry and assembling such finished components.

    Tenant acknowledges and agrees that its covenant to use the Demised
Premises solely
as set forth above is a material inducement for Landlord to enter into this lease, and any violation of this Article 44 by Tenant with respect to using the Demised Premises for manufacturing purposes or using more than 1,000 usable square feet within the Demised Premises for purposes of integrating circuitry and assembling finished components shall be deemed a material default hereunder, entitling Landlord to exercise any remedies it has under the lease or pursuant to law, including, without limitation, injunctive relief.

45. INSURANCE. Tenant shall secure and keep in full force and effect throughout the term hereof, at Tenant's sole cost and expense Comprehensive General Liability Insurance, written on an occurrence basis, to afford protection in a $2,000,000 combined single limit for personal and bodily injury and death arising therefrom and Broad Form property damage (including a "personal injury") endorsement.

46. TENANT'S TERMINATION RIGHT. Provided Tenant is not in default under the terms, covenants and conditions of the within lease, Tenant shall have the option to terminate this Lease effective one (1) day prior to the seventh (7th) anniversary of the Commencement Date (the "Effective Date"), provided (a) Tenant delivers the Contiguous Space Notice (hereinafter defined) to Landlord prior to the Effective Date and (b) Landlord has not delivered to Tenant the Contiguous Additional Space (hereinafter defined) vacant and free and clear of all tenancies and occupancies as hereinafter provided, on or prior to the Effective Date.

    Tenant shall notify Landlord by written notice (the "Contiguous Space Notice") given no later than the date which is six (6) months prior to the Effective Date, that Tenant requires contiguous additional space in the Building on either the 6th, 7th or 8th floor of the Building containing no less than 5,000 rentable square feet and no more than 30,000 rentable square feet (the "Contiguous Additional Space").

    In the event Landlord cannot, within thirty (30) days (said 30-day period herein called "Landlord's Contiguous Space Period") after receipt of the Contiguous Space Notice, provide Tenant with the Contiguous Additional Space vacant and free and clear of all tenancies and occupancies, then, Landlord shall deliver to Tenant written notice of the unavailability of the Contiguous Additional Space (the "Unavailability Notice") and Tenant shall have the termination option set forth above, exercisable within thirty (30) days after receipt of the Unavailability Notice.

    If Landlord does provide the Contiguous Additional Space vacant and free and clear of all tenancies and occupancies prior to the expiration of Landlord's Contiguous Space Period, then, in such event, Tenant shall be obligated to lease the Contiguous Additional Space at the same fixed rent and additional rent payable hereunder (i.e., utilizing the same base years), and Landlord and Tenant shall enter into a lease or letter modification agreement adding the Contiguous Additional Space to the Demised Premises as hereinbefore provided, provided, however, that neither party's failure to execute such lease or Letter Modification Agreement shall vitiate the foregoing provisions hereof.

    If Landlord has not provided Tenant with the Contiguous Additional Space and Tenant exercises its termination option, then, in such event, this Lease shall be deemed terminated as of the Effective Date, and Tenant shall be released of all liability for the performance of Tenant's obligations under this Lease accruing subsequent to the effective date of such termination.

47. INTENTIONALLY OMITTED.

48. RIDER CONTROLS. In case of a conflict between the rider and the printed form, the rider shall govern.

                             LANDLORD:
                             460 WEST 34TH STREET ASSOCIATES
                             -------------------------------


                             BY:__________________________________


                             TENANT:
                             QUIETPOWER SYSTEMS, INC.
                             ------------------------


                             BY:__________________________________

                                      EXHIBIT A
                                      FLOOR PLAN

                                      EXHIBIT B
                               CERTIFICATE OF OCCUPANCY

                                      EXHIBIT C
                                      WORK PLAN

                                      EXHIBIT D
                                RULES AND REGULATIONS

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than for ingress to and egress from the Demised Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the Building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and sideguards.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the Building; and no tenant shall sweep or throw or permit to be swept or thrown from the Demised Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building and tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Demised Premises, or permit or suffer the Demised Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the Demised Premises or the Building or on the inside of the Demised Premises if the same is visible from the outside of the Demised Premises without the prior written consent of Landlord, except that the name of any tenant may appear on the entrance door of the Demised Premises.

6. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or mechanism thereof. Each tenant must, upon the termination of his Tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished, such tenant shall pay to Landlord the cost thereof.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Demised Premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner reasonably approved by Landlord.

8. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

9. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any tenant requests same in writing. Each tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such persons.

10. Tenant shall not bring or permit to be brought or kept in or on the Demised Premises, any inflammable, combustible or explosive fluid, material, chemical or substance other than normal office cleaning supplies and materials, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Demised Premises.

                                   ELECTRICAL RIDER

    During the term of this lease, the Tenant agrees to purchase from Consolidated Electric Meter Co., Inc. (hereinafter referred to as the "Meter Company"), supplying electric current to the building, all electric current consumed, used or to be used in the Demised Premises. The amount to be paid by the Tenant for current consumed shall be determined by the meter or meters on the premises, or to be installed and billed according to each meter. Bills for current consumed shall be rendered by the meter company to the Tenant at such times as the Meter Company may elect, but not more than once monthly. Tenant shall pay such amount within thirty (30) days after rendition of a statement therefore, provided, however, that the Meter Company shall have the option to terminate the furnishing of electric current unless Tenant has paid such amount within thirty (30) days after written notice of non-payment or has a good faith dispute regarding payment. The Tenant further agrees, within 30 days after written request by the Meter Company, to sign an application for electric service. Tenant agrees to pay for all electric current consumed, pursuant to service classification number 4. If any increased utility rate, component of the utility rate, component of the utility bill, charge or cost, is imposed on the building at any time from any source after the date of this lease, such increase or increases shall be charged to and paid by the Tenant to the Meter Company pursuant to service classification number 4. If, in the reasonable opinion of the Meter Company as determined by independent engineers, the Tenant's installation overloads any riser or risers, and/or switch or switches, and/or meter or meters in the building of which the Demised Premises are a part, the Landlord will at Tenant's reasonable expense, provide, install and maintain any riser or risers, and/or any or all switch and/or switches or meter or meters that may be necessary, but no riser or risers, and/or switch or switches or meter and/or meters will be installed without the written permission of the Meter Company, not to be unreasonably withheld or delayed, unless Tenant elects to reduce such anticipated overload prior to installation. All meters to be installed will be purchased from the Meter Company at competitive rates and all risers, switches and meters so installed shall be, become and remain the property of the building. Any tax or charge now in effect or hereinafter imposed upon the receipts of the Meter Company from the sale or resale of electrical energy to the Tenant by any Municipal, State or Federal agency shall be passed on to the Tenant and included in the bill and paid by the Tenant to the Meter Company. In the event that permission is granted by the Meter Company for any alternating current installations within the Demised Premises after the Lease Commencement Date, the Tenant will, at its own expense, furnish and install all equipment, risers, service wiring, switches and meters that may be necessary for such installation and will at Tenant's own cost and expense maintain and keep in good repair all such riser, risers, wiring and/or switch or switches, and/or meter or meters. The Meter Company and/or the Landlord shall not in any way be liable or responsible to the Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity, quality or character of electric service is changed, is not available or suitable for Tenant's requirements. In lieu of such meter, in the event any legislature, order of the Public Service Commission, any judicial or governmental body enacts any law, ruling or regulation to affect the service classification, rate or charge under which the Tenant now purchases electric current from the Meter Company, then and in such event, Tenant will pay, in addition to such newly promulgated rate or change, such additional or further payments to the Meter Company for the rental, use, maintenance and amortization of the building electrical distribution system in an amount as, together with such newly promulgated rates or charges shall equal the rates or charges in effect prior to the rates or charges as set forth by any legislature, order of the Public Service Commission or any judicial or governmental body after date hereof.

    In the event the sale of the electric current in the building containing the Demised Premises is hereafter prohibited and/or regulated by any law hereinafter enacted, or by any order or ruling of the Public Service Commission of the State of New York, or by any judicial decision of any appropriate court, then the Meter Company, by reason of such prohibition, and/or regulation, may elect to terminate the practice of submetering in the building containing the Demised Premises; and upon such election, the Tenant will, upon notice from the Meter Company, apply within thirty (30) days thereafter to the appropriate Public Service Corporation servicing the building containing the Demised Premises for electric service, and comply with all the rules and regulations of such Public Service Corporation, and all costs associated with and pertaining thereto, and the Meter Company shall be relieved of any further obligation to furnish electric current to the Tenant, and the Tenant shall pay to the Meter Company on the first day of the month next following such furnishing of unmetered current is furnished to the Tenant, a sum equal to one-twelfth of the invoices billed to the Tenant for all electric current consumed in the Demised Premises for the twelve month period directly preceding the month in which the furnishing of unmetered current to the Tenant is commenced by the Meter Company and/or as estimated at any time by the Meter Company as hereinabove and below provided. The Meter Company shall have the right, in the event of any non-payment by the Tenant of such bill within thirty (30) days after rendition, to terminate the furnishing of electric current unless Tenant has a good faith dispute regarding payment. Tenant will not install or use any electrically operated equipment, machinery or appliances which were not in the Demised Premises during the twelve month period immediately preceding the Meter Company supplying unmetered electric current to the Demised Premises as aforesaid, nor shall Tenant make any change in the wiring of the Demised Premises without the prior written consent of the Meter Company or Landlord first obtained, which consent shall not be unreasonably withheld or delayed. If after the date the Meter Company commences supplying unmetered current to the Tenant, any additional electrically operated equipment is installed in the premises or the hours of usage of the electric installation are increased in the Demised Premises, then the monthly payment to the Meter Company shall be increased to equal the value of the additional electric current consumed by such newly installed electrically operated equipment and/or increased hours of usage of the electric installation, such increased value to be determined by the Tenant's base rate in effect at the time of such installation of additional electrically operated equipment and/or increased hours of usage, same to be reasonably determined by the Meter Company. Tenant shall pay the amount of such increase or increases within thirty (30) days retroactively to the date of the installation of all newly installed electrically operated equipment and/or the increase in usage by the Tenant, subject to Tenant's right to hire its own electrical consultant. Notwithstanding the foregoing, if Tenant disputes the Meter Company's determination, Tenant within twenty (20) days of being informed of the same, shall notify the Meter Company of such dispute. In such event, an independent reputable electrical consultant selected and paid for by Tenant shall consult with the Meter Company as to said adjustment; if they shall both agree upon the same (after a further survey if necessary, cost to be shared equally between the Meter Company and Tenant, of the value of equipment, fixtures and machinery calculated as provided in this Article) their said agreement shall be binding upon the parties, or if the difference between them is ten (10%) percent or less, then the adjustment determined by the Meter Company shall be binding upon the parties. If the Meter Company and Tenant's consultant cannot agree within the said ten (10%) percent of each other, they shall jointly select a third duly qualified independent, reputable electrical consultant who shall determine the matter and whose decision shall be binding upon both parties with the same force and effect as if a no-appealable judgment had been enetered by a court of competent jurisdiction. If the Meter Company and Tenant's consultant cannot agree upon such a third electrical consultant, the matter shall be submitted to the American Arbitration Association in New York City to be determined in accordance with its rules and regulations and the decision of the arbitrators shall be binding upon the parties with the same force and effect as if a non-appealable judgment had been entered by a court of competent jurisdiction. Any charges of such third consultant or of the American Arbitration Association and all costs and expenses of either shall be borne equally by both parties. When the amount of such increase has been determined, the parties shall execute an agreement supplementary hereto to reflect such adjustment in the amount of fixed rent effective from the date determined by such final determination, Tenant shall pay rent to the Meter Company in accordance with the Meter Company's determination, and, if such final determination shall reflect an overpayment by Tenant, Landlord shall refund such overpayment withn thirty (30) days after such final determination.

    If after the date the Meter Company commences supplying unmetered electric current to the Tenant there is any increase in the utility bill, charge or cost is imposed upon the building at any time from any source, such increase or increases shall be charged to and paid by the Tenant to the Meter Company pursuant to Service Classification number 4 or any successor thereto. If the Meter Company is required to terminate the furnishing of unmetered current, as hereinabove described, or in the event permission is granted to the Tenant by the Meter Company for direct service from the utility company, the Landlord will furnish and install all risers, service wiring, switches, meter equipment and meters and any and all other equipment or related expenses, charges or costs that may be necessary for such installation and will, at Tenant's own cost and expense, maintain and keep in good repair, all such riser or risers, wiring and/or switch or switches, metering equipment and/or meter or meters; and all such wiring and/or switches and/or meters so installed shall be, become and remain the property of the building. In the event any legislature, order of the Public Service Commission or any judicial or governmental body enacts any law, ruling or regulation to affect the Service Classification, rate or charge under which the Tenant receives unmetered electric current from the Meter Company, then and in such event Tenant will pay to the Meter Company that rate or charge as set forth by said legislature, order of the Public Service Commission or any judicial or governmental body enacts any law, ruling or regulation to effect the Service Classification, rate or charge under which the Tenant receives unmetered electric current from the Meter Company, then and in such event Tenant will pay to the Meter Company that rate or charge as set forth by said legislature, order of the Public Service Commission or judicial or governmental body and an additional amount as reasonably determined by the Meter Company for the rental, use, maintenance and amortization of the building electrical distribution system including any and all switches, risers, meters, wiring and other equipment that together with the rate set forth by said legislature, order of the Public Service Commission shall equal the rates or charges hereinabove described and set forth for furnishing unmetered electric current. Anything to the contrary notwithstanding, if at any time the Meter Company elects to furnish unmetered current or sell electric current from any source whatsoever to Tenant, and provided such electric current rates are less than what Tenant is then paying to the Public Service Company, then and in either of such events, Tenant agrees to discontinue the purchase of electric service within thirty (30) days from the date of notice thereof from the Public Service Company servicing the part of the city where the building is located, or from any other source, and to sign a release, or any other necessary papers required by said utility company for the discontinuance of electric service; and the Tenant agrees to purchase from or pay to the Meter Company for all electric current consumed in the Demised Premises subject to all of the terms and conditions as set forth above. No current shall be furnished until the equipment of the Tenant has been approved by the proper public authorities, the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or similar organization having jurisdiction, and no changes shall be made in such equipment without the consent of the Meter Company, which consent shall not be unreasonably withheld or delayed. The Tenant shall make no changes in and/or additions to the electrical equipment, wiring and/or appliances in the Demised Premises, without the written consent of the Meter Company first had and obtained, which consent shall not be unreasonably withheld or delayed. Rigid conduit only will be allowed by the Landlord for exposed work.

    Notwithstanding anything to the contrary contained herein, Tenant's base rate for electricity shall be Con Edison's Service Classification #4 plus 5% plus applicable taxes thereon.